Exhibit 10.2

PSM Holdings, Inc.

GRANT OF STOCK OPTION

This Grant of Stock Option is hereby offered to Optionee with respect to the following option grant (the “Option”) to purchase shares of the Common Stock of PSM Holdings, Inc. (the “Corporation”):

Optionee:

Grant Date:

Vesting Commencement:

Exercise Price:  $_____ per share

Number of Option Shares:                                        shares

Expiration Date:

Type of Option:	Non-Statutory
Incentive Stock Option
Restricted Stock Unit

Date Exercisable:

Vesting Schedule:

Special Terms or Conditions:

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the PSM Holdings, Inc. 2012 Stock Incentive Plan, as amended (the “Plan”).  Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement, a copy of which is attached hereto as Exhibit A and incorporated herein.

Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit B.  All capitalized terms in this Grant form shall have the meaning assigned to them in this form or in the attached Plan.

Optionee acknowledges receipt of a copy of the Company’s 10(a) Prospectus attached hereto as Exhibit C which sets forth certain terms and conditions of this grant.  By signing this form, Optionee agrees and consent to access the most recent annual report of the Company on Form 10-K and any subsequent reports on Form 10-Q or 8-K, as well as any amendments thereto, via the Internet instead of receiving paper copies of these documents with this grant.  These documents may be accessed at the following website by typing in the name of the Company where indicated:  http://www.sec.gov/edgar/searchedgar/companysearch.html.  Please note that there may be costs associated with electronic access, such as usage charges for Internet service providers.  These costs are Optionee’s responsibility.

Assuming that you are in agreement with the terms of this Grant of Stock Option, please sign your name in the space indicated below.

PSM Holdings, Inc.

By:

Title:

AGREED:

Optionee’s Signature

Address:

Exhibit A                      Stock Option Agreement
Exhibit B                      2012 Stock Incentive Plan
Exhibit C                      10(a) Prospectus dated October 19, 2010

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